Subsequent events (Expressed in Canadian $000's except per share amounts)	12 Months Ended
Sep. 30, 2013
Subsequent events (Expressed in Canadian $000's except per share amounts) [Text Block]
14.	Subsequent events

Acquisition of Muskwa Resources Ltd.

On October 9, 2013, Zodiac entered into a definitive agreement (the "Acquisition Agreement") with Muskwa Resources Ltd. ("Muskwa"), a private oil and gas company, whereby Zodiac has agreed, subject to certain conditions, to acquire all of the issued and outstanding common shares of Muskwa as part of a business combination. The exchange ratio for the Muskwa Shares shall be one (1) common share of Zodiac for each issued and outstanding Muskwa Share at the price of $0.10 per share, for a total consideration paid of $8,500.

Pursuant to the terms of the Acquisition Agreement, Zodiac has agreed to provide Muskwa with a bridge loan in the amount of $2,350 to assist Muskwa with the funding of certain operational expenses in connection with its exploration activities as well as certain of its general and administrative expenses. The bridge loan has a term of 180 days, an interest rate of 6% per annum and is secured against all of the present and after acquired property of Muskwa.

The Acquisition is expected to be completed by way of an amalgamation and is subject to customary approvals, including approval by Muskwa shareholders and the approval of the TSX Venture Exchange. Closing of the Acquisition is expected to occur during December, 2013.